SCHICK [LOGO]






                                                              November 7, 2001



Dear Stockholders:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Schick Technologies, Inc. (the "Company"), to be held on Thursday, December 20, 2001, beginning at 11:00 a.m. at the Company's offices, located at 30-00 47th Avenue, 5th floor, Long Island City, New York 11101.

     Information about the meeting and the various matters on which the stockholders will vote is included in the Notice of Meeting and Proxy Statement which follow. Also included is a proxy card and postage-paid return envelope.
Please sign, date and mail the enclosed proxy card in the return envelope provided, as promptly as possible, whether or not you plan to attend the meeting. A copy of the Company's 2001 Annual Report is also enclosed for your review.

     I look forward to greeting you personally at the meeting.

                                                   Sincerely,



                                                   David B. Schick
                                                   Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                December 20, 2001

                TO THE STOCKHOLDERS OF SCHICK TECHNOLOGIES, INC.:

     Notice is hereby given that the Annual Meeting of Stockholders of Schick Technologies, Inc. (the "Company") will be held on Thursday, December 20, 2001, at 11:00 a.m., at the Company's offices located on the fifth floor of 30-00 47th Avenue, Long Island City, New York, for the following purposes:

     1. To elect one (1) director to serve for a three-year term or until his respective successor is elected and qualified;

     2.   To  approve  an  amendment  to  the  Company's  Amended  and  Restated
          Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, par value $.01 per share ("Common Stock"), from 25,000,000 to 50,000,000;

     3. To ratify the selection of Grant Thornton LLP as the Company's independent certified public accountants for the fiscal year ending March 31, 2002; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of record of Common Stock as of the close of business on October 22, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     In accordance with Delaware law, a list of the holders of Common Stock entitled to vote at the 2001 Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during ordinary business hours, for at least 10 days prior to the Annual Meeting, at the offices of the Company, 30-00 47th Avenue, Long Island City, New York.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.


                                            By Order of the Board of Directors,

                                            Zvi N. Raskin
                                            Secretary

Long Island City, New York
November 7, 2001

                                  SCHICK [LOGO]

                                30-00 47th Avenue
                        Long Island City, New York 11101
                                 (718) 937-5765

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held On December 20, 2001

     This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Schick Technologies, Inc. (the "Company") for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 20, 2001, at 11:00 a.m., New York time, at the Company's offices, located on the fifth floor of 30-00 47th Avenue, Long Island City, New York, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement and the form of proxy enclosed are being mailed to stockholders with the Company's Annual Report to Stockholders commencing on or about November 7, 2001.

     Only stockholders of record of the common stock, par value $0.01 per share, of the Company (the "Common Stock") at the close of business on October 22, 2001 will be entitled to vote at the Annual Meeting. As of that date, a total of 10,138,922 shares of Common Stock were outstanding, each share being entitled to one vote. There is no cumulative voting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If, however, a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, will have the power to adjourn the Annual Meeting, without notice other than announcement at the Annual Meeting, until a quorum shall be present or represented.

     Shares of the Company's Common Stock represented by proxies in the accompanying form, which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in the manner directed by a stockholder. If no direction is given, the proxy will be voted FOR the election of the nominees for director named in this Proxy Statement, FOR approval of the amendment of the Company's Amended and Restated Certificate of Incorporation, and FOR ratification of the selection of Grant Thornton LLP as the Company's independent certified public accountants. A stockholder may revoke a proxy at any time prior to its exercise by giving to an officer of the Company a written notice of revocation of the proxy's authority, by submitting a duly elected proxy bearing a later date or by delivering a written revocation at the Annual Meeting.

     If a stockholder returns a proxy withholding authority to vote the proxy with respect to a nominee for director, then the shares of the Common Stock covered by such proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such nominee, but shall not be deemed to have been voted for such nominee. If a stockholder abstains from voting as to any matter, then the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to be present and entitled to vote at the Annual Meeting for purposes of calculating the vote with respect to such matter. The two nominees for director for three-year terms receiving the highest number of votes at the Annual Meeting will be elected. The affirmative vote of a majority of all outstanding shares of Common Stock is required to approve the proposal to amend the Company's Amended and Restated Certificate of Incorporation; and the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve the proposal to ratify the selection of the Company's certified public accountants.

     As of the date of this Proxy Statement, the Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote the proxies in accordance with their best judgment.

                                  PROPOSAL ONE:

                              ELECTION OF DIRECTORS

     The Board of Directors of the Company is composed of six members divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years. Jeffrey
T. Slovin and Robert Barolak are the directors in the class whose term expires at the Annual Meeting. The

Board of Directors has nominated Mr. Slovin for re-election to the Board of Directors at the Annual Meeting for a term of three years, and Mr. Slovin has indicated a willingness to serve. The directors of the two other classes of the Company will continue in office for their existing terms. Upon the expiration of the term of a class of directors, the nominees for such class will generally be elected for three-year terms at the annual meeting of stockholders held in the year in which such term expires. A plurality of the shares of Common Stock present and voting at the Annual Meeting is necessary to elect the nominees for director.

     The persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election of Mr. Jeffrey T. Slovin, unless otherwise directed. In the event that the nominee becomes unavailable for election at the Annual Meeting, the persons named as proxies in the enclosed form of proxy may vote for a substitute nominee in their discretion as recommended by the Board of Directors.

     Information concerning the nominee and incumbent directors whose terms will continue after the Annual Meeting is set forth below.

Euval Barrekette, Ph.D. Age 70, has served as a Director of the Company since (Term expires in 2002) April 1992. Dr. Barrekette's current term on the Board shall  expire  at  the  Company's  Annual  Meeting  of
                          Stockholders  in 2002.  Dr.  Barrekette  is a licensed
                          Professional  Engineer in New York  State.  Since 1986
                          Dr.  Barrekette  has been a  consulting  engineer  and
                          physicist.  From 1984 to 1986 Dr. Barrekette was Group
                          Director  of  Optical  Technologies  of the IBM  Large
                          Systems  Group.  From 1960 to 1984 Dr.  Barrekette was
                          employed  at IBM's  T.J.  Watson  Research  Center  in
                          various  capacities,  including  Assistant Director of
                          Applied  Research,   Assistant  Director  of  Computer
                          Science,  Manager  of  Input/Output  Technologies  and
                          Manager of Optics and  Electrooptics.  Dr.  Barrekette
                          holds an A.B.  degree from  Columbia  College,  a B.S.
                          degree from Columbia University School of Engineering,
                          an M.S. degree from its Institute of Flight Structures
                          and a Ph.D.  from  the  Columbia  University  Graduate
                          Faculties.  Dr. Barrekette is a fellow of the American
                          Society  of Civil  Engineers,  a Senior  Member of the
                          Institute of Electronic & Electrical Engineers,  and a
                          member  of  The  National   Society  of   Professional
                          Engineers,  The New York State Society of Professional
                          Engineers,  The Optical Society of America and The New
                          York Academy of Science. Dr. Barrekette is the uncle of David B. Schick and the brother-in-law of Dr. Allen
                          Schick.

Jonathan Blank, Esq. Age 56, has served as a Director of the Company since (Term expires in 2002) April 2000. Mr. Blank's current term on the Board shall expire at the Company's Annual Meeting of Stockholders in 2002. Since 1979, Mr. Blank has been a member of the law firm of Preston Gates Ellis &
                          Rouvelas Meeds LLP, a managing partner of the firm since 1995 and a member of the Executive Committee of Preston Gates Ellis LLP since 1995.

David B. Schick           Age 40, is a founder  of the  Company  and,  since its
(Term expires in 2003)    inception in April 1992,  has served as the  Company's
                          Chief  Executive  Officer and Chairman of the Board of
                          Directors.  From the  Company's  inception to December
                          1999,   Mr.   Schick  also  served  as  the  Company's
                          President.  Mr.  Schick's  current  term on the  Board
                          expires   at   the   Company's   Annual   Meeting   of
                          Stockholders  in 2003.  Mr. Schick is also a member of
                          the Board of Directors of Photobit  Corporation.  From
                          September  1991 to April 1992, Mr. Schick was employed
                          by  Philips  N.V.  Laboratories,  where he served as a
                          consulting    engineer    designing    high-definition
                          television  equipment.  From  February  1987 to August
                          1991, Mr. Schick was employed as a senior  engineer at
                          Cox and Company, an engineering firm in New York City.
                          From  January  1985 to January  1987,  Mr.  Schick was
                          employed   as  an   electrical   engineer  at  Grumman
                          Aerospace  Co.  Mr.  Schick  holds  a B.S.  degree  in
                          electrical   engineering   from  the   University   of
                          Pennsylvania's Moore School of Engineering. Mr. Schick is the son of Dr. Allen Schick and the nephew of Dr.
                          Barrekette.

Allen Schick, Ph.D.       Age 67, has served as a Director of the Company  since
(Term expires in 2003)    April 1992.  Dr.  Schick's  current  term on the Board
                          expires   at   the   Company's   Annual   Meeting   of
                          Stockholders in 2003. Since 1981, Dr. Schick has been a professor at the University of Maryland and since
                          1988  has  been a  Visiting  Fellow  at the  Brookings
                          Institution. Dr. Schick holds a Ph.D. degree from Yale
                          University. Dr. Schick is David B. Schick's father and the brother-in-law of Dr. Barrekette.

Jeffrey T. Slovin         Age 36, has served as the Company's President and as a
(Nominee with new term    Director since December  1999.  Mr.  Slovin's  current
expiring in 2004)         term on the  Board  expires  at the  Company's  Annual
                          Meeting of Stockholders in 2001, and he is a nominee for director for a term to expire at the Company's
                          Annual meeting of stockholders in 2004. Mr. Slovin is currently a Managing Director of Greystone & Co., Inc.
                          ("Greystone & Co."). From 1996 to 1999, Mr. Slovin served in various executive capacities at Sommerset
                          Investment Capital LLC, including Managing Director, and as President of Sommerset Realty Investment Corp.
                          During  1995,  Mr.  Slovin was a Manager  at  Fidelity
                          Investments  Co.  From 1991 to 1994,  Mr.  Slovin  was
                          Chief Financial Officer of SportsLab USA Corp. and, from 1993 to 1994, was also President of Sports and Entertainment Inc. From 1987 to 1991, Mr. Slovin was an associate at Bear Stearns & Co., Inc., specializing in mergers and acquisitions and corporate finance. Mr.
                          Slovin  holds  an MBA  degree  from  Harvard  Business
                          School.

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
              MR. JEFFREY T. SLOVIN AS A DIRECTOR OF THE COMPANY.
--------------------------------------------------------------------------------

Meetings and Committees of The Board of Directors

     During fiscal 2001, the Board of Directors held six (6) meetings. Each Director holding office during the year attended at least 75% of the total number of meetings of the Board of Directors and committees of the Board on which he served. The Board of Directors has an Audit Committee and an Executive Compensation Committee, which are described below. The Company does not have a Nominating Committee.

     The Audit Committee consists of at least two directors. Its primary duties and responsibilities are to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; review and appraise the audit efforts of the Company's independent certified public accountants; and provide an open avenue of communication among the independent certified public accountants, financial and senior management and the Board of Directors. The Audit Committee has oversight responsibility relating to the Company's accounting practices, internal financial controls and financial reporting, including the engagement of independent certified public accountants and the planning, scope, timing and cost of any audit as well as review of the independent accountant's report on the financial statements following completion of each such audit. On June 7, 2000, the Board of Directors approved a draft version of an Audit Committee Charter, pursuant to which the Audit Committee shall operate, but deferred implementation thereof for a period not to exceed 12 months. On April 24, 2001, the Board of Directors further deferred implementation of the Audit Committee Charter to December 31, 2001. A copy of the Draft Audit Committee Charter is attached to this Proxy Statement as Appendix A. The current members of the Audit Committee are Jonathan Blank and Jeffrey T. Slovin. The Audit Committee held four (4) meetings during fiscal 2001.

     The Executive Compensation Committee has oversight responsibility relating to the Company's employee benefit and compensation plans, including compensation of the executive officers and administering and recommending awards under the Company's 1996 Employee Stock Option Plan. The members of the Executive Compensation Committee during the fiscal year ended March 31, 2001 were Jonathan Blank and Robert J. Barolak.

Compensation of Directors

     Directors who are also employees of the Company are not separately compensated for any services they provide as directors. In fiscal 2001, each non-employee director of the Company was eligible to receive $500 for each meeting of the Board of Directors attended and $300 for each committee meeting attended. The Company may, but did not, pay such fees in Common Stock. In addition, non-employee directors are eligible to receive annual grants of stock options under the Company's 1997 Stock Option Plan for Non-Employee Directors.

                               EXECUTIVE OFFICERS

     The following table shows the names and ages of all executive officers of the Company, their positions and offices and the period during which each such person served as an officer. The term of office of each executive officer is generally not fixed since each such person serves at the discretion of the Board of Directors of the Company.

                                                                                                  Officer
         Name                                   Age     Position                                  Since
         ----                                   ---     --------                                  -----
         David B. Schick...................     40      Chairman of the Board and Chief
                                                        Executive Officer                          1992

         Jeffrey T. Slovin.................     36      President, Chief Operating Officer
                                                        and Director                               1999

         Michael Stone.....................     48      Executive Vice President                   2000

         Ari Neugroschl....................     30      Vice President of Management               2000
                                                        Information Systems

         Stan Mandelkern...................     40      Vice President of Engineering              1999

         William Rogers....................     61      Vice President of Operations               1999

         Zvi N. Raskin.....................     38       Secretary and General Counsel             1992

         Ronald Rosner.....................     54       Director of Finance and Administration    2000

     The business experience of each of the executive officers who is neither a nominee for Director nor a Director whose term of office will continue after the Annual Meeting is set forth below.

     MICHAEL STONE has served as the Company's Executive Vice-President since December 2000. From January 2000 to December 2000, Mr. Stone was the Company's Vice President of Sales and Marketing. From September 1993 to January 2000, Mr. Stone was General Manager of the Dental Division of Welch-Allyn Company, and from October 1989 to September 1993 was Director of Marketing for Welch-Allyn. Mr. Stone holds an MBA degree from the University of Rochester.

     STAN MANDELKERN has served as the Company's Vice President of Engineering since November 1999. From 1998 to 1999, Mr. Mandelkern was the Company's Director of Electrical Engineering, and was a Senior Electrical Engineer at the Company from 1997 to 1998. From 1996 to 1997 Mr. Mandelkern was at Satellite Transmission Systems as Project Leader for the Digital Video Products Group. From 1989 to 1996 Mr. Mandelkern held various design and management positions at Loral Corp. Mr. Mandelkern holds a M.S. Degree in electrical engineering from Syracuse University.

     ARI NEUGROSCHL has served as the Company's Vice President of Management Information Systems since July 2000. From November 1997 to July 2000, Mr. Neugroschl was the Company's Director of Management Information Systems, and from February 1996 to November 1997 he served as the Company's Director of Customer Service and Support. Mr. Neugroschl holds a B.S. in Economics from Yeshiva University.

     ZVI N. RASKIN has served as Secretary of the Company since April 1992 and as General Counsel of the Company since September 1995. From April 1992 to May 1996, Mr. Raskin was a Director of the Company. Mr. Raskin is admitted to practice law before the Bars of the State of New York, the United States District Courts for the Southern and Eastern Districts of New York and the United States Court of Appeals for the Second Circuit. From 1992 to 1995, Mr. Raskin was a senior associate at the New York law firm of Townley & Updike. From 1990 to 1992, Mr. Raskin was an associate at the New York law firm of Dornbush
     Mandelstam  &  Silverman.  Mr.  Raskin  holds a J.D.  degree  from Yale Law
     School.

     WILLIAM ROGERS has served as the Company's Vice President of Operations since January 2000. From August 1998 to January 2000, Mr. Rogers was the Company's Director of Materials and Manufacturing Engineering. From June 1995 to August 1998, Mr. Rogers was Director of Operations at Veeco Instruments Co., and from May 1993 to February 1995 was Director of Manufacturing for Scully Signal Company. Mr. Rogers holds a B.S. Degree in electrical engineering from Northeastern University.

     RONALD ROSNER has served as the Company's Director of Finance and Administration since August 2000. From March 1999 to August 2000 Mr. Rosner served the Company in several senior accounting and financial capacities. Mr. Rosner holds a B.S. degree in Accounting from Brooklyn College and has been a Certified Public Accountant in the State of New York since May 1972. Prior to 1999, for a period of approximately four years, Mr. Rosner was an audit manager with the predecessor to Ernst & Young LLP.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning compensation received for the fiscal years ended March 31, 2001, 2000 and 1999 by the Company's chief executive officer and the four most highly compensated executive officers of the Company whose total salary and other compensation exceeded $100,000 (the "Named Executives") for services rendered in all capacities (including service as a director of the Company) during the year ended March 31, 2001. While Jeffrey Slovin's total salary and other compensation exceeded $100,000 during the year ended March 31, 2001, such compensation was paid by Greystone & Co. Accordingly, Mr. Slovin is not deemed to be a "Named Executive" herein. Commencing July 1, 2001, the Company began reimbursing Greystone & Co. for Mr. Slovin's salary.

                           Summary Compensation Table

                                                                                           Long-Term
                                                               Annual Compensation         Compensation Awards
                                                         -----------------------------     ----------------------------------------
                                                                                           Other
                                                                                           Annual        Securities      All Other
       Name and Principal                                Fiscal                            Compen-       Underlying       Compen-
            Position                                      Year    Salary($)   Bonus($)     sation(1)    Options(#)(2)   sation($)(3)
-----------------------------------------------------------------------------------------------------------------------------------
    David B. Schick                                       2001    $200,000    $ 16,308        --              --           $  4,468
    Chairman of the Board and                             2000     217,500        --          --            12,251            3,980
    Chief Executive Officer                               1999     143,385      39,692        --             3,267            4,569
-----------------------------------------------------------------------------------------------------------------------------------

    Zvi N. Raskin, Esq                                    2001     200,001      20,000        --              --              4,038
    General Counsel and                                   2000     132,500        --          --            17,006            3,286
    Secretary                                             1999      99,539      25,000        --             2,343            3,113
-----------------------------------------------------------------------------------------------------------------------------------

    Michael Stone                                         2001     175,000        --          --              --              2,861
    Executive Vice President                              2000      23,558        --          --              --               --
                                                          1999        --          --          --              --               --
-----------------------------------------------------------------------------------------------------------------------------------

    William Rogers                                        2001     135,000        --          --              --               --
    Vice President of Operations                          2000     105,214        --          --              --               --
                                                          1999      62,384        --          --              --               --
-----------------------------------------------------------------------------------------------------------------------------------

    Stan Mandelkern                                       2001     121,878        --          --              --              3,048
    Vice President of Engineering                         2000     118,500        --          --              --              3,346
                                                          1999     121,962        --          --              --              2,913

----------
(1) Does not include compensation if the aggregate amount thereof does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for the named officer.

(2) Represents options to purchase shares of Common Stock granted during fiscal 1999 and 2000, pursuant to the Company's 1996 Employee Stock Option Plan. No such options were granted to Named Executives in fiscal 2001.

(3) Reflects amounts contributed by the Company in the form of matching contributions to the Named Executive's Savings Plan account during fiscal 1999, 2000 and 2001.

Stock Option Grants

     No grants of options to purchase Common Stock were made by the Company during the year ended March 31, 2001 to any of the Named Executives.

Option Exercises and Year-End Value Table

     The following table sets forth information regarding the exercise of stock options during fiscal 2001 and the number and value of unexercised options held at March 31, 2001 by each Named Executive.

                   Aggregated Option Exercises in Fiscal 2001
                     and Fiscal 2001 Year-End Option Values

                                                                    Number of
                                                                   Securities              Value of
                                                                   Underlying             Unexercised
                                                                   Unexercised          "In-the-Money"
                                                                   Options at             Options at
                             Shares                              March 31, 2001         March 31, 2001
                           Acquired on           Value            Exercisable/           Exercisable/
  Name                     Exercise(#)        Realized ($)        Unexercisable        Unexercisable(1)
  ----                     -----------        ------------        -------------        ----------------
  David B. Schick              --                  --             14,290/6,942             $ --/--
------------------------------------------------------------------------------------------------------------

  Michael Stone                --                  --                 0/75,000            $--/8,750--

------------------------------------------------------------------------------------------------------------

  Stan Mandelkern                                                 5,780/24,660

------------------------------------------------------------------------------------------------------------

  Zvi N. Raskin                --                  --             10,260/9,089              $--/--

------------------------------------------------------------------------------------------------------------

  William Rogers               --                  --            16,250/13,750        $1,312.50/$3,937.50

(1) Options are "in-the-money" if the fair market value of the underlying securities exceeds the exercise price of the options. The amounts set forth represent the difference between $0.85 per share, the closing price per share on March 29, 2001, and the exercise price of the option, multiplied by the applicable number of options.

                              EMPLOYMENT AGREEMENTS

     In February 2000, the Company entered into a three-year employment agreement with David Schick, pursuant to which Mr. Schick is employed as Chief Executive Officer of the Company. The term of the agreement is renewable thereafter on a year-to-year basis unless either party gives 60-day written notice of termination before the end of the then-current term. Mr. Schick's base annual salary is $200,000, subject to annual increases of at least ten percent (10%). In addition to base salary, Mr. Schick is eligible to receive annual merit or cost-of-living increases as may be determined by the Executive Compensation Committee of the Board of Directors. Mr. Schick will also receive incentive compensation in the form of a bonus which is calculated using a formula based on the Company's EBITDA as a percentage of the Company's net revenues. Additionally, all Company stock options held by, or to be issued to, Mr. Schick will immediately vest in the event that the Company has a change in control or is acquired by another company or entity.

     In February 2000, the Company entered into a three-year employment agreement with Zvi Raskin, effective January 1, 2000, pursuant to which Mr. Raskin is employed as General Counsel of the Company. Mr. Raskin's annual base annual salary is $200,000. In addition to base salary, Mr. Raskin will receive a minimum bonus of $20,000 per calendar year and is eligible to receive additional performance bonuses at the sole discretion of the Executive Compensation Committee of the Board of Directors. Mr. Raskin was also awarded 75,000 shares of the Company's Common Stock, subject to a risk of forfeiture which expires as to 25,000 shares on each of December 31, 2000, 2001 and 2002. Upon the sale of any such vested shares, Mr. Raskin is required to pay the Company the sum of $1.32 per share sold within 30 days following such sale. In the event that Mr. Raskin is terminated from employment with the Company without cause, he would receive 12 months of severance pay.

     In January 2000, the Company entered into two-year employment agreement with Michael Stone, pursuant to which Mr. Stone was employed as the Company's Vice President of Sales and Marketing until September 2000 and is currently employed as the Company's Executive Vice President. Mr. Stone's annual base salary is $175,000. In addition to base salary, Mr. Stone is eligible to receive an annual performance bonus tied to 0.5% of the Company's earnings before income taxes, depreciation and amortization. Pursuant to the Agreement, Mr. Stone also received 75,000 employee stock options. In the event that Mr. Stone is terminated from employment with the Company without cause, he would receive 6 months of severance pay and immediate vesting of 50% of all unvested Company stock options. Additionally, all unvested Company stock options held by Mr.
Stone will immediately vest in the event that the Company has a change of management control.

     In December 1999, the Company entered into a 2-year employment agreement with William Rogers, pursuant to which Mr. Rogers serves as the Company's Vice President of Operations. Mr. Rogers' annual base salary is $135,000. Pursuant to the Agreement, Mr. Rogers is also to be awarded 25,000 employee stock options which shall immediately vest in the event that the Company has a change in control or is acquired by, merged into or consolidated with another entity.

     In November 2001, the Company entered into a 3-year employment agreement with Jeffrey T. Slovin, pursuant to which Mr. Slovin serves as the Company's President and Chief Operating Officer. Mr. Slovin's annual base salary is $240,000. In addition to base salary, Mr. Slovin is eligible to receive annual merit or cost-of-living increases as may be determined by the Executive Compensation Committee of the Board of Directors. Mr. Slovin is also eligible to receive annual increases in base salary, as well as incentive compensation in the form of a bonus, calculated using a formula based on the Company's EBITDA. Pursuant to his employment agreement, Mr. Slovin is also to be issued 150,000 employee stock options which shall immediately vest in the event that the Company has a change in control or is acquired by, merged into or consolidated with another entity. Mr. Slovin has granted to the Company an irrevocable proxy allowing, directing and authorizing the Company's Board of Directors to vote all of his Shares in such manner as a majority of the Board of Directors deems appropriate. Said proxy shall remain irrevocable for the shorter of the term of Mr. Slovin's employment agreement or for a period of twelve (12) months following the termination of Mr. Slovin's employment thereunder.

                        EXECUTIVE COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that the Company specifically incorporates the information contained herein by reference, and shall not otherwise be deemed filed under those acts.

     Compensation Philosophy: The Company does business in a highly competitive and dynamic industry. The Company's continued success in such an environment depends, in large part, on its ability to attract and retain talented senior executives. The Company must provide executives with long- and short-term incentives to maximize corporate performance, and reward successful efforts to do so. As a result, the Committee's compensation policies are designed to:

     (i) Provide a competitive level of compensation to attract and retain talented management;

     (ii) Reward senior executives for corporate performance;

    (iii) Align  the   interests  of  senior   executives   with  the  Company's
          stockholders in order to maximize stockholder value;

     (iv) Motivate   executive   officers  to  achieve  the  Company's  business
          objectives; and

     (v)  Reward individual performance.

     To achieve these compensation objectives, the Committee has developed compensation packages for senior executive officers generally consisting of base salary, a bonus arrangement and awards of stock options.

     Base Salary. The Company seeks to pay competitive salaries to executive officers commensurate with their qualifications, duties and responsibilities. In conducting salary reviews, the Committee considers each individual executive officer's achievements during the prior fiscal year in meeting the Company's financial and business objectives, as well as the executive officer's performance of individual responsibilities and the Company's financial position and overall performance.

     Bonuses. The Committee believes that performance bonuses are a key link between executive pay and stockholder value.

     Option Grants. The Committee believes that equity ownership by executive officers provides incentive to build stockholder value and aligns the interests of officers with the stockholders. The Committee typically recommends or awards an option grant upon hiring executive officers or within one year of their date of hire, subject to a maximum four-year vesting schedule. After the initial stock option grant, the Committee considers additional grants, under the 1996 Employee Stock Option Plan. Options are granted at the current market price for the Company's Common Stock and, consequently, have value only if the price of the Common Stock increases over the exercise price for the period during which the option is exercisable. The size of the initial grant is usually determined with reference to the seniority of the officer, the contribution the officer is expected to make to the Company and comparable equity compensation offered by others in the industry. In determining the size of the periodic grants, the Committee considers prior option grants to the officer, independent of whether the options have been exercised, the executive's performance during the year and his or her expected contributions in the succeeding year. The Committee believes that periodic option grants provide incentives for executive officers to remain with the Company.

     Modification Of Compensation Policies. The Omnibus Budget Reconciliation Act of 1993 includes potential limitations on tax deductions for compensation in excess of $1,000,000 paid to the Company's executive officers. The Compensation Committee has analyzed the impact of this provision of the tax law on the compensation policies of the Company, has determined that historically the effect of this provision on the taxes paid by the Company has not and would not have been significant and has decided for the present not to modify the compensation policies of the Company based on such provision. In the event that a material amount of compensation might potentially not be deductible, it will consider what actions, if any, should be taken to seek to make such compensation deductible without compromising its ability to motivate and reward excellent performance.

     Chief Executive Officer Compensation. The Committee reviews the performance of the Chief Executive Officer, and other executive officers of the Company, generally on an annual basis. In January 2000, the Committee conducted a review of David B. Schick's compensation. The Committee considered salary data for other comparable companies and the Company's earnings and financial position in comparison to preceding years. Based upon this review and Mr. Schick's performance as C.E.O., in February 2000, the Company entered into a three-year employment agreement with Mr. Schick, pursuant to which he is employed as Chief Executive Officer of the Company. The term of the agreement is renewable thereafter on a year-to-year basis unless either party gives 60-day written notice of termination before the end of the then-current term. Mr. Schick's base annual salary is currently $220,000, subject to annual increases of at least ten percent (10%). In addition to base salary, Mr. Schick is eligible to receive annual merit or cost-of-living increases as may be determined by the Executive Compensation Committee, and approved by the Board of Directors. Mr. Schick will also receive incentive compensation in the form of a bonus which is calculated using a formula based on the Company's EBITDA as a percentage of the Company's net revenues. Additionally, all Company stock options held by, or to be issued to, Mr. Schick will immediately vest in the event that the Company has a change in control or is acquired by another company or entity.

                                                     Robert J. Barolak
                                                     Jonathan Blank

                                                     Members of the Executive
                                                     Compensation Committee

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Executive Compensation Committee reviews and makes recommendations regarding the compensation for top management and key employees of the Company, including salaries and bonuses. The members of the Executive Compensation Committee during the fiscal year ended March 31, 2001 were Robert J. Barolak and Jonathan Blank (commencing upon Mr. Blank's election to the Board of Directors in April, 2000). None of such persons is an officer or employee, or former officer or employee, of the Company or any of its subsidiaries. No interlocking relationship existed during the fiscal year ended March 31, 2001, between the members of the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor had any such interlocking relationship existed in the past. Mr. Barolak is an executive officer of Greystone & Co., an affiliate of Greystone Funding Corporation ("Greystone"), the former lender to the Company under the Amended and Restated Loan Agreement dated as of December 27, 1999 between the Company and Greystone (the "Greystone Loan Agreement") and the assignee of the outstanding loan (the "DVI Loan") to the Company by DVI Financial Services, Inc. ("DVI").

     The following graph compares the Company's cumulative stockholder return on its Common Stock with the return on the Russell 2000 Index and the Dow Jones Advanced Technology Medical Devices Index from July 1, 1997 (the first trading day for the Company's Common Stock) through March 31, 2001, the end of the Company's fiscal year. The graph assumes investments of $100 on July 1, 1997 in the Company's Common Stock, the Russell 2000 Index and the Dow Jones Advanced Technology Medical Devices Index and assumes the reinvestment of all dividends.

                         COMPARE CUMULATIVE TOTAL RETURN
                           AMONG SCHICK TECHNOLOGIES,
                     RUSSELL 2000 INDEX AND PEER GROUP INDEX

                          7/01/97    3/31/98    3/31/99    3/31/00     3/31/01
SCHICK TECHNOLOGIES       100.00      115.91     18.75       9.66       3.86
  PEER GROUP INDEX        100.00      123.75     151.47     195.74     187.56
 RUSSELL 2000 INDEX       100.00      122.18     101.70     137.81     115.04

                              CERTAIN TRANSACTIONS

     In connection with the Greystone Loan Agreement, the Company issued to Greystone warrants (the "Warrants") to purchase 4,250,000 shares of the Company's Common Stock, and to Jeffrey Slovin, as Greystone's designee, Warrants to purchase 750,000 shares of the Company's Common Stock. The Warrants are exercisable at $0.75 per share and are subject to anti-dilution adjustment. Mr. Slovin is the Company's President and is a nominee for re-election to the Board of Directors at the Annual Meeting. Mr. Slovin and Robert J. Barolak, who is a member of the Board of Directors whose term expires at the Annual Meeting, are executive officers of Greystone & Co. Messrs. Slovin and Barolak were elected to the Board as designees of Greystone in connection with the Greystone Loan Agreement. In July 2001, the Company repaid the Greystone loan in full and the Greystone Loan Agreement was terminated. The DVI Loan, which was assigned to Greystone, remains outstanding. In connection with such assignment, DVI transferred warrants to purchase 552,500 shares of Common Stock to Greystone and warrants to purchase 97,500 shares of Common Stock to Jeffrey T. Slovin, as Greystone's designee. Such transferred shares are initially exercisable at $0.75 per share and are subject to anti-dilution adjustment.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of September 24, 2001 by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director, (iii) each Named Executive of the Company and
(iv) all directors and executive officers of the Company as a group. Unless otherwise noted, the stockholders listed in the table have sole voting and investment powers with respect to the shares of Common Stock owned by them.

                                                      Number of Shares                Percentage of
          Name                                        Beneficially Owned(1)           Outstanding Shares
          ----                                        ---------------------           ------------------
David B. Schick(2) .................................     2,198,153(3)                          21.6%

Jeffrey T. Slovin(2) ...............................       867,500(12)                          7.9%

Michael Stone (2) ..................................        87,550(4)                             *

Stan Mandelkern(2) .................................        12,750(5)                             *

Zvi N. Raskin(2) ...................................        87,597(7)                             *

Will Rogers ........................................        44,000(6)                             *

Euval S. Barrekette(8) .............................       137,740(9)                           1.3%

Allen  Schick(10) ..................................       578,624(11)                          5.7%

Robert Barolak (13) ................................        20,000(14)                            *

Jonathan Blank(15) .................................       120,075(16)                          1.2%

Greystone Funding Corp.(17) ........................     4,802,500(18)                         32.1%

All current executive Officers and Directors
   as a group(19) ..................................     4,042,956                             36.1%

* Less than 1%

(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of July 12, 2001 are deemed outstanding for computing the number and the percentage of outstanding shares beneficially owned by the person holding such options but are not deemed outstanding for computing the percentage beneficially owned by any other person.

(2) Such person's business address is c/o Schick Technologies, Inc., 30-00 47th Avenue, Long Island City, New York 11101.

(3) Consists of 2,183,300 shares held jointly by Mr. Schick and his wife; 5,715 shares issuable upon the exercise of stock options granted to Mr. Schick in July 1996; 2,450 shares issuable upon the exercise of stock options granted to Mr. Schick in July 1997; 1,688 shares issuable upon the exercise of stock options granted to Mr. Schick in April 1998; and 5,000 shares issuable upon the exercise of stock options granted to Mr. Schick in October 1998, pursuant to the 1996 Employee Stock Option Plan.

(4) Consists of 68,800 shares held by Mr. Stone; 6,250 shares issuable upon the exercise of stock options granted to Mr. Stone in July 2000; 6250 shares issuable upon the exercise of stock options granted to Mr. Stone in January 2001 and 6250 shares issuable upon the exercise of stock options granted to Mr. Stone in April 2001.

(5) Consists of 1,000 shares held by Mr. Mandelkern;1,500 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in April 1999; 3,750 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in July 1999; 1,280 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in March 2000 and 5,220 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in April 2001.

(6) Consists of 24,000 shares held by Mr. Rogers;10,000 shares issuable upon the exercise of stock options granted to Mr. Rogers in July 2000; 2,500 shares issuable upon the exercise of stock options granted to Mr. Rogers in March 1999 and 7,500 shares issuable upon the exercise of stock options granted to Mr. Rogers in April 2001.

(7) Consists of 75,000 restricted shares (the "Shares") issued by the Company to Mr. Raskin on February 6, 2000; 2,343 shares issuable upon the exercise of stock options granted to Mr. Raskin in July 1997; 1,504 shares issuable upon the exercise of options granted to Mr. Raskin in April 1998; 3,750 shares issuable upon the exercise of options granted to Mr. Raskin in July 1998; and 5,000 shares issuable upon the exercise of options granted to Mr. Raskin in October 1998, pursuant to the 1996 Employee Stock Option Plan. The shares were issued subject to the following restrictions on their sale or transfer: (i) none of the Shares may be sold or transferred prior to December 31, 2000, (ii) one-third (i.e., 25,000) of the Shares may be sold or transferred on or after December 31, 2000, (iii) an additional one-third (i.e., an additional 25,000) of the Shares may be sold or transferred on or after December 31, 2001, and (iv) the final one-third i.e., the final 25,000) of the

Shares may be sold or transferred on or after December 31, 2002. The aforementioned 75,000 Shares are subject to a risk of forfeiture which expired as to 25,000 Shares on December 31, 2000 and expires as to 25,000 Shares on each of December 31, 2001 and 2002.

(8)  Mr. Barrekette's address is 90 Riverside Drive, New York, New York 10024.

(9) Consists of 115,240 shares held by Dr. Barrekette; 2,500 shares issuable upon the exercise of stock options granted to Dr. Barrekette in July, 1998; and 20,000 shares issuable upon the exercise of stock options granted to Dr. Barrekette in June, 2000, pursuant to the 1997 Directors Stock Option Plan.

(10) Dr.  Schick's  address is 1222 Woodside  Parkway,  Silver Spring,  Maryland
20910.

(11) Consists of 511,324 shares held jointly by Dr. Schick and his wife; 44,800 shares held by Dr. Schick as custodian for the minor children of David Schick; 2,500 shares issuable upon the exercise of stock options granted to Dr. Schick in July 1998; and 20,000 shares issuable upon the exercise of stock options granted to Dr. Schick in June, 2000, pursuant to the 1997 Directors Stock Option Plan. Dr. Schick disclaims beneficial ownership of the 44,800 shares held as custodian.

(12) Consists of 847,500 shares issuable upon the exercise of warrants held by Mr. Slovin (which Mr. Slovin received as designee of Greystone)and 20,000 shares issuable upon the exercise of stock options granted to Mr. Slovin in June, 2000, pursuant to the 1997 Directors Stock Option Plan.

(13) Mr. Barolak's business address is c/o Greystone & Co., 152 West 57th Street, New York, New York 10019.

(14) Consists of 20,000 shares issuable upon the exercise of stock options granted to Mr. Barolak in June, 2000, pursuant to the 1997 Directors Stock Option Plan.

(15) Mr. Blank's business address is c/o Preston Gates Ellis & Rouvelas Meeds LLP, 1735 New York Avenue, N.W., Washington, D.C. 20006.

(16) Consists of 100,075 shares held by Mr. Blank; and 20,000 shares issuable upon the exercise of stock options granted to Mr. Blank in June 2000, pursuant to the 1997 Directors Stock Option Plan.

(17) Greystone's address is 152 West 57th Street, New York, New York 10019.

(18) Consists of 4,802,500 shares issuable upon the exercise of warrants held by Greystone. See "Item 7 - Management's Discussion and Analysis - Liquidity and Capital Resources."

(19) Includes the shares underlying warrants described in Note 12 as well as shares subject to options held by current officers and directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Commission. Such executive officers and directors and greater than 10% beneficial owners are required by the regulations of the Commission to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on a review of the copies of such reports furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors and greater than 10% beneficial owners were complied with.

                          REPORT OF THE AUDIT COMMITTEE

Audit Committee Responsibilities

The Audit Committee met four times during 2001. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing an independent accountant's report; The Audit Committee reviews the Company's consolidated financial statements; reviews with the independent accountants their independent accountants' report; and reviews the activities of the independent accountants. The Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the appointment of the company's independent accountants each year. The Audit Committee also considers the adequacy of the Company's internal controls and accounting policies. Messrs. Slovin and Blank are members of the Audit committee. The Company incurred the following fees for services performed by Grant Thornton LLP pertaining to the fiscal year ended March 31, 2001.

Audit Fees


Grant Thornton LLP billed aggregate fees of $153,768 for the annual audit and three quarterly reviews pertaining to the fiscal year ended March 31, 2001.


All Other Fees


Grant Thornton LLP billed aggregate fees of $15,000 for all other services rendered during the fiscal year ended March 31, 2001.


Audit Committee Report


The Audit Committee has reviewed and discussed the audited financial statements with management of the Company. The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61, as amended. In addition, the Audit Committee has received the written disclosures and letter from the Company's independent auditors required by Independence Standards Board Standard No. 1

(Independence Discussions with Audit Committee), as may be modified or supplemented, and has discussed with the independent auditors matters pertaining to their independence. The Audit Committee also considered whether the additional services unrelated to Audit Services performed by Grant Thornton LLP were compatible with maintaining their independence in performing their Audit Services. Based upon the reviews and discussions referred to above, the Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2001 for filing with the Securities and Exchange Commission. The Audit committee and Board of directors have also recommended, subject to stockholder approval, the selection of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending March 31, 2002.



                                               Jonathan Blank
                                               Jeffrey Slovin

                                               Members of the Audit Committee


                                  PROPOSAL TWO

              APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
                   TO INCREASE THE NUMBER OF AUTHORIZED SHARES

     The second item to be acted upon at the meeting is a proposal to approve an amendment (the "Amendment") to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to increase the number of authorized shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), from 25,000,000 to 50,000,000. The Board of Directors of the Company has unanimously adopted a resolution declaring it advisable that the Certificate of Incorporation be so amended. The Board of Directors further directed that the Amendment be submitted for consideration by stockholders at the Annual Meeting. In the event the Amendment is approved by stockholders, the Company will thereafter execute and submit to the Delaware Secretary of State for filing a Certificate of Amendment of the Certificate of Incorporation providing for the Amendment. The Amendment will become effective at the close of business on the date the Certificate of Amendment is accepted for filing by the Secretary of State.

     Under the Certificate of Incorporation, the authorized capital stock of the Company consists of 25,000,000 shares Common Stock and 2,500,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"). As of the date of this Proxy Statement, there are 10,138,922 shares of Common Stock outstanding, no shares of

Preferred Stock outstanding, and options and warrants for 6,700,000 shares outstanding, of which 6,197,765 are vested.

     The Board of Directors recommends that the Certificate of Incorporation be amended to ensure that sufficient shares of Common Stock are authorized and available for use in connection with possible future financings, business transactions (including corporate mergers and acquisitions), employee benefit plans, investment opportunities, distributions to existing stockholders (such as stock dividends or stock splits) or for other corporate purposes. The issuance of additional shares of Common Stock for any of these purposes could have a dilutive effect on earnings per share, depending on the circumstances, and could dilute a stockholder's percentage voting power in the Company. The Board of Directors will make the determination for future issuances of authorized shares of Common Stock, which will not require further action by the stockholders except in as otherwise provided by law or then applicable listing requirements.

     The Company has received a commitment from a director to make an equity investment in the minimum amount of $1 million, subject to the approval and acceptance of the Board of Directors. The Company is evaluating such commitment, its financing needs and possibilities for attracting investment in the Company. However, other than the shares which may be issued upon exercise of the options and warrants described above, the Company has no definitive plans or commitments requiring the issuance of additional shares of Common Stock, except for such shares as may be issuable in the normal course under the Company's employee benefit plans, within the amounts reserved for such purposes. The Board of Directors believes authorization of the additional shares is appropriate, however, so that it may have the flexibility to issue shares from time to time, without the delay of seeking stockholder approval (unless required by law or then applicable listing requirements), whenever, in its judgment, such issuance is in the best interest of the Company and its stockholders.

     In the event stockholders approve the Amendment, Article Sixth of the Certificate of Incorporation will be amended to increase the number of shares of Common Stock which the Company is authorized to issue from 25,000,000 to 50,000,000. The par value of such stock will remain one cent ($.0l) per share. The Amendment does not change the authorized preferred stock, which remains at 2,500,000 shares. Upon effectiveness of the Amendment, the first paragraph of Article Sixth of the Certificate of Incorporation will read as follows:

     "SIXTH: CAPITAL STOCK

     The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue is fifty-two million five hundred thousand (52,500,000), of which fifty million (50,000,000) shall be common stock, par value $.01 per share (the "Common Stock"), and two million five hundred thousand (2,500,000) shall be preferred stock, par value $.01 per share (the "Preferred Stock")."

     Although an increase in the authorized shares of Common Stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction resulting in the acquisition of the Company by another company), the proposed Amendment is not in response to any effort by any person or group to accumulate the Company's stock or to obtain control of the Company by any means. In addition, the proposal is not part of any plan by the Board of Directors to recommend or implement a series of anti-takeover measures.


--------------------------------------------------------------------------------
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF
               THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION
--------------------------------------------------------------------------------

                                 PROPOSAL THREE

              SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected Grant Thornton LLP as independent accountants for the Company for the fiscal year ending March 31, 2002. A proposal to ratify the appointment of Grant Thornton LLP will be presented at the Annual Meeting. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to answer appropriate questions from stockholders. If the appointment of Grant Thornton LLP is not approved by the stockholders, the Board of Directors is not obligated to appoint other accountants, but the Board of Directors will give consideration to such unfavorable vote.

     The Company first engaged Grant Thornton as its independent accountants on September 17, 1999. On August 25, 1999 PricewaterhouseCoopers LLP, the Company's prior independent accountants, had informed the Chief Financial Officer of the Company of its resignation as the independent accountants of the Company. The reports of PricewaterhouseCoopers LLP on the financial statements of the Company for the years ended March 31, 1997 and 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. PricewaterhouseCoopers LLP did not complete their audit or issue an audit opinion on the financial statements for the year ended March 31, 1999. The decision to resign was made by PricewaterhouseCoopers LLP and was neither recommended nor approved by the Company's Audit Committee or Board of Directors. In connection with its audits for the years ended March 31, 1997 and 1998 and through August 25, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years. The following matters were previously communicated by PricewaterhouseCoopers LLP during the years ended March 31, 1998 and 1999 and the interim period through August 25, 1999, and are included herein pursuant to Paragraph 304(a) (1) (v) of Regulation S-K:

     (a) In their report to the Audit Committee of the Company, entitled "Recommendations to Improve Internal Accounting Controls and Administrative Efficiencies," dated May 9, 1997 (which related to the audit of the March 31, 1997 financial statements and was presented to the Audit Committee on October 27, 1997), PricewaterhouseCoopers LLP noted certain matters involving internal control and its operation that they considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants. PricewaterhouseCoopers LLP noted that certain deferrals, accruals and estimates required to present accurate and consistent interim financial results had not been reflected in the
     Company's interim financial statements. PricewaterhouseCoopers LLP recommended the Company implement formal procedures to ensure that its interim financial statements be prepared on a basis consistent with the preparation of its annual statements.

          PricewaterhouseCoopers LLP also noted a lack of written evidence of approval for transactions with related parties by an independent unrelated officer of the Company. PricewaterhouseCoopers recommended that all transactions with related parties be reviewed and authorized by an independent and unrelated officer of the Company and that supporting documentation be signed by such officer indicating evidence of review.

          PricewaterhouseCoopers LLP noted that monthly physical inventory counts were not all inclusive and that count sheets for items counted were not maintained. PricewaterhouseCoopers LLP further noted that labor and overhead rates and inventory pricing were not updated on a monthly basis. The Company did not have perpetual inventory or standard cost systems at that time. PricewaterhouseCoopers LLP recommended that the Company perform a complete count of physical inventory, update raw material pricing, production yields and labor and overhead rates on a monthly basis and retain original count sheets from each monthly physical count for at least four fiscal quarters.

          PricewaterhouseCoopers LLP noted that the Company did not maintain formal procedures to track compliance with its debt covenants. PricewaterhouseCoopers LLP recommended that the Company implement formal procedures to track and ensure compliance with covenants contained in its debt agreements.

     (b) In their report to the Audit Committee of the Company, entitled "Recommendations to Improve Internal Accounting Controls and Administrative Efficiencies," dated June 9, 1998 (which related to the audit of the March 31, 1998 financial statements and was presented to the Audit Committee on September 11, 1998), PricewaterhouseCoopers LLP noted certain matters involving internal control and its operation that they considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants. PricewaterhouseCoopers LLP considered certain of those reportable conditions to be material control weaknesses.

          PricewaterhouseCoopers LLP recommended that the Company implement a computerized perpetual inventory system, which it believed would allow the Company to (i) manage its inventory in a more efficient and accurate manner, (ii) better match inventory levels to the Company's production needs and sales projections, and (iii) assist management in determining whether inventory includes items which are obsolete or in excess of current demand. PricewaterhouseCoopers LLP believed that the lack of such a system contributed to the significant increase in inventory levels, which exceeded the corresponding increase in sales volume and expanded production requirements. The lack of a perpetual inventory system during fiscal 1998 required the Company to perform a full physical inventory each month to determine inventory on hand and cost of sales. PricewaterhouseCoopers LLP indicated that the lack of a perpetual inventory system significantly increases the risk of an inaccurate inventory valuation, and limited the ability of management to assess levels of excess and obsolete inventory and to determine what items are on hand at any point in time.
     PricewaterhouseCoopers LLP considered the Company's lack of a perpetual inventory system to be a material control weakness.

          PricewaterhouseCoopers LLP noted significant errors in the calculation of inventory value. Such errors resulted from the cumbersome preparation process and the lack of timely management review of inventory costing and valuation reports. Labor and overhead rates, as well as inventory prices were not updated on a timely basis. In addition, new products were not allocated labor and overhead. Labor costs were not captured and measured by product and the allocation of the costs of miscellaneous production supplies was not well supported. PricewaterhouseCoopers LLP recommended that the Company update raw material pricing, production yields, and labor and overhead rates on a monthly basis and that inventory valuation calculations be appropriately reviewed in a timely manner each month. PricewaterhouseCoopers LLP considered the Company's lack of timely update and review of inventory costing and valuation to be a material control weakness.

          PricewaterhouseCoopers LLP noted that the Company did not maintain the detail of parts issued to customers pursuant to warranty obligations. (If the customer requires a replacement component the Company will ship the replacement component prior to receiving the potentially defective component from the customer ("RMA part").) PricewaterhouseCoopers LLP recommended the Company implement procedures to maintain and update on a timely basis a detailed listing of RMA parts, and such listing should be compared on a monthly basis to the corresponding value included in inventory.

          PricewaterhouseCoopers LLP also noted the Company did not have formal procedures for managing inventory held by third parties, nor did it have procedures for tracking and reconciling advances and payments made to such third parties against quantities produced and shipped. PricewaterhouseCoopers LLP recommended that the Company establish formal procedures to manage, track and reconcile both inventory levels of components manufactured and held by third parties and amounts advanced and paid to third parties.

     (c) On February 22, 1999, PricewaterhouseCoopers LLP advised the Audit Committee that the previously weak internal control structure had further deteriorated, and PricewaterhouseCoopers LLP can give no assurance on the quarterly financial statements. Further, on March 23, 1999, PricewaterhouseCoopers LLP provided the Audit Committee with an update of Material Control Weaknesses and Reportable Conditions resulting from limited procedures performed by them, not comprising an audit, relating to the quarter ended December 31, 1998. PricewaterhouseCoopers LLP made the following recommendations regarding material control weaknesses:

          (i) The Company should improve the accuracy of its perpetual inventory records and fully integrate its perpetual inventory system with the general ledger. The Company should create standard reports from its inventory system to allow management to manage inventory in a more efficient and accurate manner, better match inventory levels and purchasing requirements to production needs and sales projections, and to assist management in evaluating obsolete and slow moving inventory.

          (ii) Ensure that product returns are recorded in the Company's accounting system in a timely manner.

          (iii) Enforce procedures for approval of returns in accordance with Company policies.

          (iv) Formally document and enforce credit granting policies, prior to shipment of goods, in order to ensure proper revenue recognition and collectability of accounts receivable.

The following recommendations were made by PricewaterhouseCoopers LLP regarding reportable conditions:

          (i) Analyze and reconcile all inventory and cost of sales related accounts in the general ledger.

          (ii) Establish procedures to maintain and update the detailed listing of RMA-parts inventory, including tracking of recovery rates.

          (iii) Establish formal procedures to manage, track and reconcile both the inventory levels of components manufactured and held by third parties and amounts advanced and paid to third parties.

          (iv) Establish policies to review inventory balances for obsolete, slow moving and excess items.

          (v) Establish procedures to track sales returns by product and the reason for return in order to better analyze and report the results of operations.

          (vi) Establish procedures for timely review of the status of accounts receivable including accounts receivable aging and significant outstanding balances. Management should assess the recoverability of accounts receivable and establish appropriate reserves for bad debts as necessary.

     Furthermore, in the course of the preparation of the Company's 1999 financial statements, the Company's then-Chief Financial Officer identified certain customer sales and sales promotion programs undertaken during fiscal 1999, some of which circumvented the Company's system of internal controls and raised revenue recognition questions (the "Sales Practices"). In June 1999, the Company's management brought the Sales Practices to the attention of PricewaterhouseCoopers LLP for consideration in connection with their audit of the financial statements for the year ended March 31, 1999. In addition, in the course of its audit work, PricewaterhouseCoopers LLP received an accounts receivable confirmation reply from one of the Company's customers indicating that a Company salesperson had granted the customer extended payment terms in a side letter to the customer. In a meeting with the Audit Committee of the Board of Directors of the Company on June 29, 1999,

PricewaterhouseCoopers LLP discussed the Sales Practices with the Audit Committee and requested that the Audit Committee perform an independent investigation. PricewaterhouseCoopers LLP also informed the Audit Committee that no assurance could be given on the Company's quarterly financial statements by PricewaterhouseCoopers LLP and that the audit of the Company's March 31, 1999 financial statements was incomplete, and that after the investigation was completed, PricewaterhouseCoopers LLP would reassess the scope of the audit. On July 1, 1999 the Audit Committee engaged independent legal counsel to provide legal advice to the Committee and to perform an investigation of the Sales Practices.

     Legal counsel was asked by the Audit Committee to: (i) determine the facts and circumstances of the Sales Practices and their potential effects on the Company's fiscal 1999 interim and annual financial statements; (ii) take reasonable steps to identify any other sales practices that may have a material effect on the Company's interim and annual financial statements for fiscal 1999; and (iii) make recommendations to the Audit Committee concerning appropriate remedial measures based on legal counsel's findings. Legal counsel conducted the investigation in an expedited manner to ensure a prompt response to the Audit Committee. PricewaterhouseCoopers LLP was consulted with concerning the initial scope of the investigation.

     In addition, the Audit Committee also engaged independent accountants, Ernst & Young LLP, to perform certain agreed-upon procedures concerning the Company's revenue recognition policies and practices during fiscal 1999. PricewaterhouseCoopers LLP was consulted with concerning the initial scope of the agreed-upon procedures performed by Ernst & Young LLP.

     During the course of the investigation consultations were held with PricewaterhouseCoopers LLP to discuss preliminary findings and the results of the agreed-upon procedures performed by Ernst & Young LLP. During these consultations PricewaterhouseCoopers LLP requested that certain additional agreed-upon procedures be performed based on the preliminary findings. The Company accepted all suggestions for additional agreed-upon procedures.

     On August 12, 1999, legal counsel and Ernst & Young LLP met with PricewaterhouseCoopers LLP to discuss the results of their work and the preliminary recommendations of legal counsel. At such meeting, PricewaterhouseCoopers LLP commented upon legal counsel's preliminary recommendations and as a result legal counsel added recommendations.

     In a report dated August 13, 1999, legal counsel reported the following conclusions:

1. Financial statements for the year ended March 31, 1999. The Sales Practices legal counsel was asked to investigate were largely trial programs and consignment orders. Nothing came to counsel's attention during the course of their investigation that indicates that the Company continued to engage in any of the Sales Practices as of March 31, 1999, or that any material misstatement exists in the Company's financial statements as of March 31, 1999 as a result of any sales practices.

2. Interim financial statements for the quarters ended June 30, September 30 and December 31, 1998. Legal counsel determined, in conjunction with Ernst & Young LLP, that certain transactions they investigated failed to qualify as sales or were prematurely (or in some cases erroneously) recognized as sales. These transactions primarily consisted of "Bill & Hold" transactions, promotional programs whereby the customer was provided a trial period prior to the actual purchase of the Company's CDR and accuDEXA systems and consignment sales to distributors. In addition, during the course of the investigation certain additional revenue recognition issues were identified. None of the additional issues affected the financial statements as of March 31, 1999. These additional issues consisted of trial programs "Bill & Hold" transactions recorded during the first quarter of fiscal 1999, the deferral of sales revenue and unusual extended payment terms. Upon consultation with Ernst & Young LLP, legal counsel concluded that the magnitude of prematurely and/or improperly recorded revenues was material to the Company's interim financial statements for the first, second and third quarters of fiscal 1999. Accordingly, the Company intends to restate such interim financial statements as soon as practical after the retention of new independent accountants.

     Based on its findings the legal counsel recommended the following remedial actions to the Audit Committee:

1. Chief Operating Officer. Legal counsel recommended that the Company hire an experienced executive for a newly-created position of Chief Operating Officer, who will have responsibility for managing the operations of the Company, including the accounting and financial reporting functions.

2. Personnel Changes. As part of the Company's efforts to improve its control environment and put an end to the Sales Practices that led to the misstatements of the Company's interim financial statements, legal counsel recommended that the Company's incumbent vice president of sales and marketing, its vice president of operations and its director of vendor relations be removed from their positions.

3. Documentation and Enforcement of Policies Concerning Sales. Legal counsel recommended that the Company (i) ensure that all policies relating to sales terms, returns and payments are fully and clearly documented; (ii) prepare written policies requiring appropriate authorizations for any variances from established policies and requiring the recording of any such variances in the Company's order processing system; and (iii) strictly enforce all policies.

4. Change in the Constitution of the Audit Committee. Although legal counsel noted that it was impressed by the professionalism and responsiveness of both members of the Audit Committee and believed that the Audit Committee had properly discharged its responsibilities during 1999, counsel noted that one member of the Committee, Euval Barrekette, is related by marriage to David Schick, the Chief Executive Officer of the Company. In order to avoid any potential appearance of a conflict of interest, counsel recommended that it would be desirable to replace Mr. Barrekette on the Audit Committee with another outside director who has no family or business relationship to any member of management.

5.  Other  Recommendations.  Legal  counsel  also  recommended  that  the  Audit
Committee consult with PricewaterhouseCoopers LLP as to any additional recommendations that PricewaterhouseCoopers LLP may have to improve the
Company's internal controls, or, otherwise, to put in place structural, personnel or organizational changes that will help minimize the risk of material misstatements of any future financial statements.

     A summary of legal counsel's findings and a copy of Ernst & Young LLP's report of agreed-upon procedures were provided to PricewaterhouseCoopers LLP on August 16, 1999. On August 25, 1999, the Audit Committee of the Company provided PricewaterhouseCoopers LLP with a letter stating that (a) the Board of Directors would undertake all reasonable measures, in a timely fashion, to retain an appropriate individual to fill the role of Chief Operating Officer with full authority for the operations of the Company, including the accounting and financial reporting functions; (b) the Chief Operating Officer and Chief Financial Officer will report directly to the Audit Committee; (c) the Chief Executive Officer will be involved in decisions regarding overall Company strategy and will report to the Audit Committee; (d) the Audit Committee will assume responsibility for the implementation of the roles of the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer; and (e) the Board has also undertaken to adopt and is implementing the recommendations contained in the report of legal counsel. Subsequent to its receipt of such letter,
PricewaterhouseCoopers LLP informed the Company of its resignation as independent accountants for the Company. PricewaterhouseCoopers LLP did not indicate the reason for its resignation and stated to Company management that it was PricewaterhouseCoopers LLP's firm policy not to provide the reason for resignation. At the time of its resignation, PricewaterhouseCoopers LLP had not completed its audit of the financial statements of the Company for the fiscal year ended March 31, 1999 and had not reassessed the scope of its audit in light of the results of the independent investigation.

--------------------------------------------------------------------------------
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION
            OF THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY'S
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.
--------------------------------------------------------------------------------

                             SOLICITATION OF PROXIES

     The Company is paying the costs of solicitation, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but in addition, the solicitation by mail may be followed by solicitation in person, or by telephone or facsimile, by regular employees of the Company without additional compensation. The Company will reimburse brokers, banks and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to the Company's stockholders.

                      PROPOSALS FOR THE 2002 ANNUAL MEETING

     Pursuant to federal securities laws, any proposal by a stockholder to be presented at the 2002 Annual Meeting of Stockholders and to be included in the Company's proxy statement must be received at the Company's executive office at 30-00 47th Avenue, Long Island City, New York 11101, no later than the close of business on June 27, 2002. Proposals should be sent to the attention of the Secretary. Pursuant to the Company's By-laws, in order for business to be properly brought before an annual meeting of stockholders by a Stockholder, the stockholder must give written notice of such stockholder's intent to bring a matter before the annual meeting not less than ninety days prior to the date of such meeting; provided, however, that if less than ninety days' notice or prior public disclosure of the date of such meeting is given to stockholders or made, the stockholder must give such written notice no later than the close of business on the tenth (10th) day following the day on which notice or public disclosure of the date of such meeting is given or made. Each such notice should be sent to the attention of the Secretary, and must set forth certain information with respect to the stockholder who intends to bring such matter before the meeting and the business desired to be conducted, as set forth in greater detail in the Company's By-laws.

                                     GENERAL

     The Company's Annual Report for the fiscal year ended March 31, 2001 is being mailed to stockholders together with this Proxy Statement. The Annual Report is not to be considered part of the soliciting materials.

     The information set forth in this Proxy Statement under the caption "Executive Compensation Committee Report on Executive Compensation", "Audit Committee Report" and "Performance Graph" shall not be deemed to be (i) incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that in any such filing the Company expressly incorporates such information by reference, and (ii) "soliciting material" or to be "filed" with the SEC.


                                       By Order of the Board of Directors



                                       Zvi N. Raskin
                                       Secretary

                            SCHICK TECHNOLOGIES, INC.

                                      PROXY

                         Annual Meeting of Stockholders
                                December 20, 2001

                 (Solicited On Behalf Of The Board Of Directors)

The undersigned stockholder of Schick Technologies, Inc. hereby constitutes and appoints Zvi N. Raskin as the attorney and proxy of the undersigned, with full power of substitution and revocation, to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Stockholders of Schick Technologies, Inc. (the "Company") to be held at the Company's offices at 30-00 47th Avenue, fifth floor, Long Island City, New York. on Thursday, December 20, 2001 at 11:00 a.m., and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present.



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         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER
         DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION
        IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF A DIRECTOR
                    AND FOR EACH OF THE FOLLOWING PROPOSALS.
--------------------------------------------------------------------------------

     1.   Election of one director nominated by the Board of Directors.

          |_|  FOR the nominee listed          |_|    WITHHOLD AUTHORITY
               below                                  to vote for the nominee

                                Jeffrey T. Slovin

     2. Proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, as described in the Proxy Statement accompanying the Notice of Annual Meeting of Stockholders.

                  |_|  FOR         |_|  AGAINST          |_|  ABSTAIN

     3. Proposal to ratify the selection of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending March 31, 2002.

                  |_|  FOR         |_|  AGAINST          |_|  ABSTAIN


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     4. In their discretion, upon such other matters as may come properly before the meeting.

     Said attorney and proxy, or his substitutes (or if only one, that one), at said meeting, or any adjournments thereof, may exercise all of the powers hereby given. Any proxy heretofore given is hereby revoked.

     Receipt is  acknowledged  of the Notice of Annual Meeting of  Stockholders,
the  Proxy  Statement   accompanying  such  Notice  and  the  Annual  Report  to
stockholders for the fiscal year ended March 31, 2001.

__________________________ ,2001   _______________________________
Date                               Stockholder(s) signature(s)


__________________________ ,2001   _______________________________
Date                               Stockholder(s) signature(s)

Note: If shares are held jointly, both holders should sign. Attorneys, executors, administrators, trustees, guardians or others signing in a representative capacity should give their full titles. Proxies executed in the name of a corporation should be signed on behalf of the corporation by its president or other authorized officer.



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

                                   APPENDIX A

                                  DRAFT CHARTER
                                     OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.   PURPOSE

     The primary function of the Audit Committee of the Schick Technologies Board of Directors (the "Audit Committee") is to provide assistance to the directors of Schick Technologies (the "Company") in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.

     The Audit Committee's primary duties and responsibilities are to:

     (i) Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

     (ii) Review and appraise the audit efforts of the Company's independent accountants and internal auditing department.

    (iii) Provide  an  open  avenue  of  communication   among  the  independent
          accountants, financial and senior management, the internal auditing department, and the Board of Directors.

II.  COMPOSITION

     The Audit Committee shall be elected by the Board and shall be comprised of three or more directors (the precise number to be determined by the Board), all of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of their independent judgment as members of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

     Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet at follows:

     (i)  Four times annually, or more frequently as circumstances dictate;

     (ii) Once  annually  with  Company  Management,   the  Company's  principal
          accounting officer and the independent accountants;

    (iii) Once each quarter with the independent accountants and Company Management to review the Company's financials, consistent with Section IV(iii) below. The Chair of the Audit Committee may represent the entire Committee for purposes of these meetings;



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     (iv) Four times annually, or more frequently as circumstances dictate, with the Company's Chief Executive Officer for the purpose of obtaining his report to the Audit Committee;

     (v) Four times annually, or more frequently as circumstances dictate, with the Company's Chief Financial Officer for the purpose of obtaining his report to the Audit Committee; and

     (vi) Four times annually, or more frequently as circumstances dictate, with the Company's Chief Operating Officer for the purpose of obtaining his report to the Audit Committee.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, The Audit Committee shall:

     (i) Review and update this Charter periodically, as deemed necessary or appropriate by the Board of Directors or members of the Audit Committee.

     (ii) Review the Company's annual financial statements and any other financial information filed with the S.E.C. or disseminated to the public, including any certification, report, opinion, or review rendered by the independent accountants.

    (iii) Review with financial management and the independent accountants each Form 10-Q quarterly report prior to its filing. The Chair of the Audit Committee may represent the entire Committee for purposes of this review.

Independent Accountants

     (iv) Recommend to the Board of Directors the yearly selection of the independent accountants (considering independence and effectiveness) and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence.

     (v)  Review the performance of the independent accountants.

     (vi) Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

                          Financial Reporting Processes

    (vii) In consultation with the independent accountants and the Company's accounting personnel, review the integrity of the Company's financial reporting processes, both internal and external.



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

   (viii) Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants or management.

                               Process Improvement

     (ix) Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     (x) Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     (xi) Review  any  significant   disagreement   among   management  and  the
          independent   accountants  or  the  internal  auditing  department  in
          connection with the preparation of the financial statements.

    (xii) Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

   (xiii) Review activities, organizational structure, and qualifications of the Company's accounting and finance department.

    (xiv) Review,   with  the  Company's   counsel,   legal  compliance  matters
          including corporate securities trading policies.

     (xv) Review, with the Company's counsel, any legal proceedings that could have a significant impact on the Company's financial statements.

    (xvi) Perform any other activities consistent with this Charter, the Company's By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.


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